                                                       Exhibit Index on Page 18



    As filed with the Securities and Exchange Commission on February 24, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              AUGUST 12, 1998

Commission File Number:    1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)


                      MARYLAND                                22-1657560
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                         Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                   07663
    (Address of principal executive offices)                       (Zip Code)


                                 (201) 587-1000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A amends Item 7 of Vornado Realty Trust's current report on Form 8-K, dated August 12, 1998, as previously filed with the Securities and Exchange Commission on February 12, 1999 (the "Prior 8-K"), to replace the Condensed Consolidated Pro Forma Financial Statements in Item 7.

ITEM 1.      NOT APPLICABLE

ITEM 2.      See Item 2 of the Prior 8-K.

ITEMS 3-6.   NOT APPLICABLE

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


             There are filed herewith the Condensed Consolidated Pro Forma Balance Sheet of Vornado Realty Trust ("Vornado") as of September 30, 1998 and the Condensed Consolidated Pro Forma Income Statement of Vornado for the nine months ended September 30, 1998 and the year ended December 31, 1997 commencing on page 5, prepared to give pro forma effect to the completed acquisitions of 689 Fifth Avenue, the Mendik RELP Properties, the Market Square Complex, 888 Seventh Avenue, and the previously reported acquisitions and investments reflected in the Form 8-K/A filed with the Securities and Exchange Commission on July 15, 1998 for the completed acquisitions of 770 Broadway and the additional interest in 570 Lexington Avenue and those previously reported acquisitions (Mendik Company, Arbor Property Trust, 90 Park Avenue, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in the Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties) and the financings attributable thereto. These Condensed Consolidated Pro Forma Financial Statements replace the Condensed Consolidated Pro Forma Financial Statements that were filed with the Prior 8-K.


                                                                                                        PAGE
                                                                                                      REFERENCE
                                                                                                      ---------
Pro Forma financial information:
         Condensed Consolidated Pro Forma Balance Sheet at
         September 30, 1998........................................................................      5

         Condensed Consolidated Pro Forma Unaudited Income
         Statement for the Nine Months Ended September 30
         1998......................................................................................      6

         Condensed Combining Pro Forma Unaudited Income
         Statement for the Periods in 1998 Prior to Acquisition....................................      8

         Condensed Combining Pro Forma Unaudited Income
         Statement for Previously Reported Acquisitions for the
         Periods in 1998 Prior to Acquisition......................................................      9

         Condensed Consolidated Pro Forma Unaudited Income
         Statement for the Year Ended December 31, 1997............................................      10

         Condensed Combining Pro Forma Income Statement
         for the Year Ended December 31, 1997......................................................      12

         Condensed Combining Pro Forma Unaudited Income
         Statement for Previously Reported Acquisitions for the
         Year Ended December 31, 1997 or the Periods in 1997
         Prior to Acquisition......................................................................      13

         Notes to Condensed Consolidated Pro Forma Financial
         Statements................................................................................      14


EXHIBIT NO.                EXHIBIT
-----------                -------
     10.1 Item 1 of Form 10-Q of Mendik Real Estate Limited Partnership for the nine months ended September 30, 1998 (incorporated by reference to exhibit 10.1 to the Prior 8-K).
     23.1 Consent of Friedman Alpren & Green LLP (incorporated by reference to Exhibit 23.1 to the Prior 8-K).
     23.2 Consent of Sharrard, McGee & Co., P.A.(incorporated by reference to Exhibit 23.2 to the Prior 8-K).
     23.3     Consent of KPMG Peat Marwick LLP (incorporated by reference to
              Exhibit 23.3 to the Prior 8-K).
     23.4     Consent of Deloitte & Touche LLP (incorporated by reference to
              Exhibit 23.4 to the Prior 8-K0.

ITEM 8.    NOT APPLICABLE.

PRO FORMA FINANCIAL INFORMATION:

         The unaudited condensed consolidated pro forma financial information attached presents: (A) the Condensed Consolidated Pro Forma Income Statements of Vornado Realty Trust ("Vornado") for the year ended December 31, 1997 and for the nine months ended September 30, 1998, as if the following had occurred on January 1, 1997 (i) the completed acquisitions of 689 Fifth Avenue, the Mendik RELP Properties, the Market Square Complex and 888 Seventh Avenue with the financings attributable thereto and (ii) the previously reported acquisitions and investments reflected in the Form 8-K/A filed with the Securities and Exchange Commission on July 15, 1998 for the completed acquisition of 770 Broadway and the additional interest in 570 Lexington Avenue and previously reported acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties) and the financings attributable thereto and (B) the Condensed Consolidated Pro Forma Balance Sheet of Vornado as of September 30, 1998, as if all of the above acquisitions had occurred on September 30, 1998.

         The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what Vornado's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent Vornado's results of operations or financial position for any future period.

         The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Consolidated Financial Statements and notes thereto included in Vornado's Annual Report on Form 10-K for the year ended December 31, 1997, the Consolidated Financial Statements and notes thereto included in Vornado's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, the Consolidated Financial Statements and notes thereto included in Mendik RELP's Annual Report on Form 10-K for the year ended December 31, 1997, and the Consolidated Financial Statements and notes thereto of Mendik RELP's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. In management's opinion, all adjustments necessary to reflect these transactions have been made.

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)


                                               HISTORICAL           PRO FORMA            TOTAL
                                                VORNADO            ADJUSTMENTS         PRO FORMA
                                              -------------       -------------       ------------
ASSETS:
      Real estate, net                        $  2,803,795        $ 106,000 (A)       $ 3,150,085
                                                                     94,500 (B)
                                                                     45,790 (C)
                                                                    100,000 (D)
      Cash and cash equivalents                    269,952          (31,000)(A)           263,552
                                                                     (6,400)(B)
                                                                    (45,000)(D)
                                                                     31,000 (E)
                                                                     45,000 (E)
      Investment in partially-owned
         entities, including investment in
         and advances to Alexander's               840,986          (19,790)(C)           821,196
      Mortgage loans receivable                     10,625                                 10,625
      Receivable arising from straight-
         lining of rents                            41,847                                 41,847
      Other assets                                  160,515                                160,515
                                              -------------       ----------          ------------
                                              $   4,127,720       $  320,100          $  4,447,820
                                              =============       ==========          ============

LIABILITIES:
      Notes and mortgages payable             $   1,234,314       $   46,000 (A)      $  1,405,914
                                                                      44,600 (B)
                                                                      26,000 (C)
                                                                      55,000 (D)
      Revolving credit facility                     683,250           31,000 (E)           759,250
                                                                      45,000 (E)
      Deferred leasing fee income                     9,868                                  9,868
      Officer's deferred compensation
         payable                                     34,664                                 34,664
      Other liabilities                              78,948                                 78,948
                                              -------------       ----------          ------------
                                                  2,041,044          247,600             2,288,644
                                              -------------       ----------          ------------
Minority interest of unitholders in the
      Operating Partnership                         302,549           43,500 (B)           346,049
                                              -------------       ----------          ------------

EQUITY:
      Total equity                                1,784,127           29,000 (A)         1,813,127
                                              -------------       ----------          ------------
                                              $   4,127,720       $  320,100          $  4,447,820
                                              =============       ==========          ============

 CONDENSED CONSOLIDATED PRO FORMA UNAUDITED INCOME STATEMENT FOR THE NINE MONTHS
                            ENDED SEPTEMBER 30, 1998
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                           HISTORICAL-
                                                            PREVIOUSLY                      CURRENT
                                              HISTORICAL     REPORTED         COMPANY     ACQUISITIONS    PRO FORMA         TOTAL
                                               VORNADO      ACQUISITIONS     PRO FORMA      COMBINED     ADJUSTMENTS      PRO FORMA
                                              ---------     ------------     ----------   ------------   -----------      ----------
Revenues:
       Property rentals                       $ 299,924      $  40,628       $  340,552      $ 58,080     $ 5,969  (F)    $ 403,184
                                                     --             --               --            --      (1,417) (G)
       Expense reimbursements                    53,000          1,955           54,955         2,570           3            57,528
       Other income                               6,482          1,481            7,963           872           2             8,837
                                              ---------      ---------       ----------     ---------   ---------        ----------
                                                359,406         44,064          403,470        61,522       4,557           469,549
                                              ---------      ---------       ----------     ---------   ---------        ----------
EXPENSES:
       Operating                                144,214         19,582          163,796        32,005      (1,216) (G)      194,585
       Depreciation and amortization             41,605          6,049           47,654         1,159       3,848  (H)       52,661
       General and administrative                18,792             --           18,792           506          21            19,319
                                              ---------      ---------       ----------     ---------   ---------        ----------
                                                204,611         25,631          230,242        33,670       2,653           266,565
                                              ---------      ---------       ----------     ---------   ---------        ----------
Operating income                                154,795         18,433          173,228        27,852       1,904           202,984
       Income applicable to Alexander's             806             --              806            --          --               806
       Income from partially owned entities      20,871           (519)          20,352            --      (1,118) (I)       19,234
       Interest and other investment
          income                                 18,067           (786)          17,281           246          --            17,527
       Interest and debt expense                (80,536)       (12,070)         (92,606)       (6,888)    (10,278) (J)     (109,772)
       Net gain from insurance settlement
          and condemnation proceedings            9,649             --            9,649            --          --             9,649
       Minority interest of unitholders in
          the Operating Partnership             (10,767)        (1,379)         (12,146)       (2,714)      2,714 (K)
                                                                                                           (2,571)(L)      (14,717)
                                              ---------      ---------       ----------     ---------   ---------        ----------
Net income                                      112,885          3,679          116,564        18,496      (9,349)          125,711
Preferred stock dividends                       (16,268)            --          (16,268)           --          --           (16,268)
                                              ---------      ---------       ----------     ---------   ---------        ----------
Net income applicable to
   common shares                              $  96,617      $   3,679         $100,296      $ 18,496    $ (9,349)        $ 109,443
                                              =========      =========       ==========     =========   =========        ==========

Net income per common share - basic
       (based on 79,407 shares and
       85,064 shares)                         $    1.22                                                                  $     1.29
                                              =========                                                                  ==========
Net income per common share - diluted
       (based on 81,482 shares and
       87,139 shares)                         $    1.19                                                                  $     1.26
                                              =========                                                                  ==========

       CONDENSED CONSOLIDATED PRO FORMA UNAUDITED INCOME STATEMENT FOR THE
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                            HISTORICAL-
                                                                 PREVIOUSLY                  CURRENT
                                                   HISTORICAL     REPORTED      COMPANY    ACQUISITIONS   PRO FORMA         TOTAL
                                                    VORNADO     ACQUISITIONS   PRO FORMA     COMBINED    ADJUSTMENTS      PRO FORMA
                                                  -----------   ------------   ---------   ------------  -----------      ---------
OTHER DATA:
Funds from Operations (1):
       Net income applicable to
          common shares                           $    96,617   $     3,679   $ 100,296     $ 18,496     $  (9,349)    $   109,443
       Depreciation and amortization
          of real property                             41,002         6,049       47,051        1,159         3,848          52,058
       Straight-lining of property rent                    --
          escalations                                 (10,218)         (551)     (10,769)        (435)       (2,221)        (13,425)
       Leasing fees received in excess
          of income recognized                          1,047            --        1,047           --            --           1,047
       Proportionate share of adjustments
          to equity in net income of partially
          owned entities to arrive at
          funds from operations                        41,691           320       42,011           --        (1,318)         40,693
       Net gain from insurance settlement
          and condemnation proceeding                  (9,649)           --       (9,649)          --            --          (9,649)
       Minority interest in
          excess of preferential
          distributions                                (2,701)         (134)      (2,835)          --        (1,578)         (4,413)
                                                  -----------   -----------    ---------     --------     ---------    ------------
                                                  $   157,789   $     9,363    $ 167,152     $ 19,220     $ (10,618)   $    175,754
                                                  ===========   ===========    =========     ========     =========    ============

CASH FLOW PROVIDED BY (USED IN):
         Operating activities                     $    99,885                                                          $   118,862
         Investing activities                     $(1,184,759)                                                         $(1,267,159)
         Financing activities                     $   869,773                                                          $   945,773

-----------
(1) Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures employed by other REITs since a number of REITs, including the Company's, method of calculating funds from operations is different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified to adjust for the effect of straight-lining of property rentals for rent escalations and leasing fee income.

                  CONDENSED COMBINING PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR THE PERIODS IN 1998 PRIOR TO ACQUISITION
                                  (AMOUNTS IN THOUSANDS)

                                      SIX MONTHS ENDED
                                        JUNE 30, 1998      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                      ----------------  ------------------------------------------    HISTORICAL-
                                                          MENDIK          MARKET                       CURRENT
                                          689 FIFTH        RELP           SQUARE       888 SEVENTH   ACQUISITIONS
                                          AVENUE (1)    PROPERTIES       COMPLEX         AVENUE        COMBINED
                                          ----------    ----------       --------      -----------   ------------
Revenues:
      Property rentals                     $ 1,650       $ 28,444        $ 10,737        $17,249       $ 58,080

      Expense reimbursements                    11             --              --          2,559          2,570
      Other income                               7             --              --            865            872
                                           -------       --------        --------        -------       --------
                                             1,668         28,444          10,737         20,673         61,522
                                           -------       --------        --------        -------       --------

EXPENSES:
      Operating                                888         15,391           4,935         10,791         32,005
      Depreciation and amortization             --            148           1,011             --          1,159
      General and administrative                83            423              --             --            506
                                           -------       --------        --------        -------       --------
                                               971         15,962           5,946         10,791         33,670
                                           -------       --------        --------        -------       --------
Operating income                               697         12,482           4,791          9,882         27,852
      Equity in net income of investees         --             --              --             --             --
      Interest and dividend income              --            246              --             --            246
      Interest and debt expense                 --         (4,157)         (2,731)            --         (6,888)
      Minority interest                         --         (2,714)             --             --         (2,714)
                                           -------       --------        --------        -------       --------
Net income                                 $   697       $  5,857        $  2,060        $ 9,882       $ 18,496
                                           =======       ========        ========        =======       ========

(1) Certain revenue and expense items have been reclassified to conform to Vornado's presentation.

            CONDENSED COMBINING PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR PREVIOUSLY REPORTED ACQUISITIONS
                  FOR THE PERIODS IN 1998 PRIOR TO ACQUISITION
                             (AMOUNTS IN THOUSANDS)

                                                                    MERCHANDISE                                     PREVIOUSLY
                                          ONE PENN     150 EAST      MART GROUP         770         PRO FORMA        REPORTED
                                           PLAZA      58TH STREET  OF PROPERTIES      BROADWAY     ADJUSTMENTS     ACQUISITIONS
                                          --------    -----------   -------------     --------     -----------     ------------
Revenues:
      Property rentals                     $4,034       $ 2,896       $ 25,729        $ 7,418        $    551        $ 40,628
      Expense reimbursements                  430           427             --          1,098              --           1,955
      Other income                            661           114            580            126              --           1,481
                                           ------       -------       --------        -------        --------        --------
                                            5,125         3,437         26,309          8,642             551          44,064
                                           ------       -------       --------        -------        --------        --------
EXPENSES:
      Operating                             3,126         1,692         12,957          2,804            (997)         19,582
      Depreciation and amortization            --            --             --             --           6,049           6,049
      General and administrative               --            --             --             --              --              --
                                           ------       -------       --------        -------        --------        --------
                                            3,126         1,692         12,957          2,804           5,052          25,631
                                           ------       -------       --------        -------        --------        --------
Operating income                            1,999         1,745         13,352          5,838          (4,501)         18,433
      Equity in net income of investees        --            --             --             --            (519)           (519)
      Interest and dividend income             --            --             --             --            (786)           (786)
      Interest and debt expense                --            --             --             --         (12,070)        (12,070)
      Minority interest                        --            --         (1,012)          (367)             --          (1,379)
                                           ------       -------       --------        -------        --------        --------
Net income                                 $1,999       $ 1,745       $ 12,340        $ 5,471        $(17,876)       $  3,679
                                           ======       =======       ========        =======        ========        ========

           CONDENSED CONSOLIDATED PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       HISTORICAL-
                                                            PREVIOUSLY                   CURRENT
                                               HISTORICAL    REPORTED       COMPANY    ACQUISITIONS    PRO FORMA         TOTAL
                                                VORNADO    ACQUISITIONS    PRO FORMA     COMBINED     ADJUSTMENTS      PRO FORMA
                                               ----------  ------------    ---------   ------------   ------------     ---------
Revenues:
       Property rentals                        $ 168,321     $ 244,202     $ 412,523     $ 72,777     $   9,432 (M)    $ 492,261
                                                      --            --           --            --        (2,471)(N)
       Expense reimbursements                     36,652        33,552        70,204        3,522            --           73,726
       Other income                                4,158        11,175        15,333        4,199        (2,921)(O)       16,611
                                               ---------     ---------     ---------     --------     ---------        ---------
                                                 209,131       288,929       498,060       80,498         4,040          582,598
                                               ---------     ---------     ---------     --------     ---------        ---------
EXPENSES:
       Operating                                  74,745       137,769       212,514       44,567        (1,884)(N)      255,197
       Depreciation and amortization              22,983        36,469        59,452        6,640           139 (P)       66,231
       General and administrative                 13,580         4,668        18,248          735            --           18,983
       Amortization of officer's deferred
          compensation expense                    22,917       (22,917)           --           --            --               --
                                               ---------     ---------     ---------     --------     ---------        ---------
                                                 134,225       155,989       290,214       51,942        (1,745)         340,411
                                               ---------     ---------     ---------     --------     ---------        ---------
Operating income                                  74,906       132,940       207,846       28,556         5,785          242,187
       Income applicable to Alexander's            7,873            --         7,873           --            --            7,873
       Income from partially owned entities        4,658        16,382        21,040           --          (672)(Q)       20,368
       Interest and other investment
          income                                  23,767        (3,475)       20,292          245            --           20,537
       Interest and debt expense                 (42,888)      (69,233)     (112,121)      (9,923)      (14,062)(R)     (136,106)
       Minority interest of unitholders in
          the Operating Partnership               (7,293)       (9,010)      (16,303)      (1,370)        1,370 (S)
                                                                                                         (2,780)(T)      (19,083)
                                               ---------     ---------     ---------     --------     ---------        ---------
Net income                                        61,023        67,604       128,627       17,508       (10,359)         135,776
Preferred stock dividends                        (15,549)       (5,137)      (20,686)          --            --          (20,686)
                                               ---------     ---------     ---------     --------     ---------        ---------
Net income applicable to
   common shares                               $  45,474     $  62,467     $ 107,941     $ 17,508     $ (10,359)       $ 115,090
                                               =========     =========     =========     ========     =========        =========

Net income per common share - basic
       (based on 55,098 shares and
       85,064 shares)                          $    0.83                                                               $    1.35
                                               =========                                                               =========
Net income per common share - diluted
       (based on 57,217 shares and
       87,139 shares)                          $    0.79                                                               $    1.32
                                               =========                                                               =========

             CONDENSED CONSOLIDATED PRO FORMA UNAUDITED INCOME STATEMENT FOR THE
                          YEAR ENDED DECEMBER 31, 1997
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                           HISTORICAL-
                                                               PREVIOUSLY                   CURRENT
                                              HISTORICAL        REPORTED       COMPANY    ACQUISITIONS   PRO FORMA        TOTAL
                                                VORNADO       ACQUISITIONS    PRO FORMA     COMBINED    ADJUSTMENTS     PRO FORMA
                                             ------------     ------------    ---------   ------------  -----------     ---------
OTHER DATA:
Funds from Operations (1):
Net income applicable to
   common shares                             $     45,474       $  62,467     $ 107,941     $ 17,508     $ (10,359)    $    115,090
Depreciation and amortization
   of real property                                22,413          34,368        57,781        6,640           139           63,560
Straight-lining of property rent
   escalations                                     (3,359)          4,186           827          589        (3,266)          (1,850)
Leasing fees received in excess
   of income recognized                             1,733              --         1,733           --            --            1,733
Proportionate share of adjustments
   to equity in net income of partially
   owned entities to arrive at
   funds from operations                            6,358          35,639        41,997           --        (1,360)          40,637
Non-recurring lease cancellation
   income and write-off of related
   costs                                               --         (11,581)      (11,581)          --            --          (11,581)
Minority interest in
   excess of preferential
   distributions                                       --          (1,417)       (1,417)          --        (2,135)          (3,552)
                                             ------------       ---------     ---------     --------     ---------     ------------
                                             $     72,619       $ 123,662     $ 196,281     $ 24,737     $ (16,981)    $    204,037
                                             ============       =========     =========     ========     =========     ============

CASH FLOW PROVIDED BY (USED IN):
         Operating activities                $    110,754                                                              $    271,020
         Investing activities                $ (1,064,484)                                                             $ (2,007,943)
         Financing activities                $  1,219,988                                                              $  1,440,961

-----------
(1) Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures employed by other REITs since a number of REITs, including the Company's, method of calculating funds from operations is different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified to adjust for the effect of straight-lining of property rentals for rent escalations and leasing fee income.

                 CONDENSED COMBINING PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                             (AMOUNTS IN THOUSANDS)

                                                                                                  HISTORICAL-
                                                         MENDIK         MARKET                     CURRENT
                                          689 FIFTH       RELP          SQUARE      888 SEVENTH  ACQUISITIONS
                                          AVENUE (1)   PROPERTIES      COMPLEX        AVENUE       COMBINED
                                          ----------   ----------      --------     -----------  ------------
Revenues:
      Property rentals                     $ 3,289      $ 36,189       $ 15,124       $18,175      $ 72,777

      Expense reimbursements                   179            --             --         3,343         3,522
      Other income                              52         2,921             --         1,226         4,199
                                           -------      --------       --------       -------      --------
                                             3,520        39,110         15,124        22,744        80,498
                                           -------      --------       --------       -------      --------
EXPENSES:
      Operating                              1,596        20,827          6,323        15,821        44,567
      Depreciation and amortization             --         5,247          1,393            --         6,640
      General and administrative                99           636             --            --           735
      Amortization of officer's deferred
        compensation expense                    --            --             --            --            --
                                           -------      --------       --------       -------      --------
                                             1,695        26,710          7,716        15,821        51,942
                                           -------      --------       --------       -------      --------
Operating income                             1,825        12,400          7,408         6,923        28,556
      Equity in net income of investees         --            --             --            --            --
      Interest and dividend income              --           245             --            --           245
      Interest and debt expense                 --        (6,162)        (3,761)           --        (9,923)
      Minority interest                         --        (1,370)            --            --        (1,370)
                                           -------      --------       --------       -------      --------
Net income                                 $ 1,825      $  5,113       $  3,647       $ 6,923      $ 17,508
                                           =======      ========       ========       =======      ========

(1) Certain revenue and expense items have been reclassified to conform to Vornado's presentation.

     CONDENSED COMBINING PRO FORMA UNAUDITED INCOME STATEMENT FOR PREVIOUSLY
        REPORTED ACQUISITIONS FOR THE YEAR ENDED DECEMBER 31, 1997 OR THE
                      PERIODS IN 1997 PRIOR TO ACQUISITION
                             (AMOUNTS IN THOUSANDS)

                                                         ARBOR                       THE
                                            MENDIK      PROPERTY     90 PARK     MONTEHIEDRA   THE RIESE    640 FIFTH   ONE PENN
                                           COMPANY       TRUST       AVENUE      TOWN CENTER  TRANSACTION    AVENUE      PLAZA
                                           --------     --------     -------     -----------  -----------   ---------   --------
Revenues:
      Property rentals                     $ 34,928     $ 19,837     $12,418       $2,059       $  805       $ 5,053    $48,412
      Expense reimbursements                  2,908       16,089       2,975          470           43         1,837      5,155
      Other income                            3,187           72         264           57           23            --      7,936
                                           --------     --------     -------       ------       ------       -------    -------
                                             41,023       35,998      15,657        2,586          871         6,890     61,503
                                           --------     --------     -------       ------       ------       -------    -------
EXPENSES:
      Operating                              12,805       16,500       6,420          585          667         4,355     37,511
      Depreciation and amortization           4,682        4,301          --           --           --            --         --
      General and administrative              2,684        1,539          --           --           --            --         --
      Amortization of officer's deferred
        compensation expense                     --           --          --           --           --            --         --
                                           --------     --------     -------       ------       ------       -------    -------
                                             20,171       22,340       6,420          585          667         4,355     37,511
                                           --------     --------     -------       ------       ------       -------    -------
Operating income                             20,852       13,658       9,237        2,001          204         2,535     23,992
      Equity in net income of investees         362           --          --           --           --            --         --
      Interest and dividend income              899           --          --           --           --            --         --
      Interest and debt expense              (7,967)     (10,272)         --           --           --            --         --
      Minority interest                      (3,077)          --          --           --           --            --         --
      Preferred stock dividends                  --           --          --           --           --            --         --
                                           --------     --------     -------       ------       ------       -------    -------
Net income                                 $ 11,069     $  3,386     $ 9,237       $2,001       $  204       $ 2,535   $23,992
                                           ========     ========     =======       ======       ======       =======    =======

                                                         MERCHANDISE                                PREVIOUSLY
                                            150 EAST     MART GROUP        770        PRO FORMA      REPORTED
                                           58TH STREET  OF PROPERTIES    BROADWAY    ADJUSTMENTS    ACQUISITIONS
                                           -----------  -------------    --------    -----------    ------------
Revenues:
      Property rentals                      $ 13,901      $  99,087      $ 14,910     $  (7,208)    $ 244,202
      Expense reimbursements                   2,049             --         2,026            --        33,552
      Other income                               547          1,711            --        (2,622)       11,175
                                            --------      ---------      --------     ---------     ---------
                                              16,497        100,798        16,936        (9,830)      288,929
                                            --------      ---------      --------     ---------     ---------
EXPENSES:
      Operating                                8,121         49,339         6,235        (4,769)      137,769
      Depreciation and amortization               --             --            --        27,486        36,469
      General and administrative                  --             --            --           445         4,668
      Amortization of officer's deferred
        compensation expense                      --             --            --       (22,917)      (22,917)
                                            --------      ---------      --------     ---------     ---------
                                               8,121         49,339         6,235           245       155,989
                                            --------      ---------      --------     ---------     ---------
Operating income                               8,376         51,459        10,701       (10,047)      132,940
      Equity in net income of investees           --             --            --        16,020        16,382
      Interest and dividend income                --            897            --        (5,271)       (3,475)
      Interest and debt expense                   --             --            --       (50,994)      (69,233)
      Minority interest                           --         (4,048)         (734)       (1,151)       (9,010)
      Preferred stock dividends                   --             --            --        (5,137)       (5,137)
                                            --------      ---------      --------     ---------     ---------
Net income                                  $  8,376      $  48,308      $  9,967     $ (56,608)    $  62,467
                                            ========      =========      ========     =========     =========

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


The unaudited Condensed Consolidated Pro Forma Financial Statements were prepared to give pro forma effect to the completed acquisitions of 689 Fifth Avenue, the Mendik RELP Properties, the Market Square Complex, and 888 Seventh Avenue, the previously reported completed acquisitions and investments (Mendik Company, Arbor Property Trust, 90 Park Avenue, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street, the Merchandise Mart Group of Properties, 770 Broadway and additional interest in 570 Lexington Avenue (all included in the column headed "Previously Reported Acquisitions")) and the financings attributable thereto, for the period of time during 1998 prior to their acquisition. The Pro Forma data for certain previously completed acquisitions, which were disclosed in Forms 8-K previously filed with the Securities and Exchange Commission has been updated to (i) include information through September 30, 1998 and (ii) reflect pro forma adjustments to revenues for straight-line rents for the period, depreciation adjustments based upon the new basis of the acquired assets, interest expense on debt used to fund the acquisition and additional minority interest.

The column headed "Historical - Current Acquisitions Combined" included in the Condensed Consolidated Pro Forma Income Statement for the nine months ended September 30, 1998 and the year ended December 31, 1997, includes the revenues and expenses from the Mendik RELP's Consolidated Statement of Operations for the nine months ended September 30, 1998 as filed on Mendik RELP's Form 10-Q and the Consolidated Statement of Operations for the year ended December 31, 1997 as filed on Mendik RELP's Annual Report on Form 10-K. These amounts include the 40% interest in Two Park Avenue that was owned by Vornado prior to the acquisition of the remaining 60% interest and accordingly, adjustments are required to eliminate this equity investment. Such adjustments are included in the column headed "Pro Forma Adjustments".

The "Historical - Current Acquisitions Combined" column in the Condensed Consolidated Pro Forma Unaudited Income Statement for the Nine Months Ended September 30, 1998 reflects revenues and certain expenses for the six months ended June 30, 1998 for 689 Fifth Avenue. This asset was acquired on August 12, 1998 and accordingly, adjustments are required to record historical revenues and expenses from June 30, 1998 through the acquisition date. Such adjustments are included in the Pro Forma Adjustment column. The "Historical - Current Acquisitions Combined" column also includes the revenues and certain expenses for the nine months ended September 30, 1998 for the Mendik RELP Properties, the Market Square Complex and 888 Seventh Avenue.

Acquisitions were consummated through subsidiaries or preferred stock affiliates of Vornado Realty L.P. (the "Operating Partnership") (of which Vornado owns an approximate 88.7% limited partnership interest at December 22, 1998 and is the sole general partner) and were recorded under the purchase method of accounting. The respective purchase costs were allocated to acquired assets and assumed liabilities using their relative fair values as of the closing dates, based on valuations and other studies which are not yet complete. Accordingly, the initial valuations are subject to change as such information is finalized. Vornado believes that any such change will not be significant since the allocations were principally to real estate.

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The following adjustments were required to give pro forma effect to the transactions being reported:

Pro Forma September 30, 1998 Balance Sheet:

      (A) Reflects the acquisition of the Mendik RELP Properties (330 West 34th Street, the Saxon Woods Corporate Center and the additional 60% interest in Two Park Avenue) for approximately $106 million, consisting of $31 million in cash from borrowings under the revolving credit facility, the issuance of $29 million of common shares and assumed debt of $46 million.

      (B) To record the acquisition of the Market Square Complex for approximately $94.5 million, consisting of $44.6 million in debt, $43.5 million in a combination of Class A Operating Partnership Units and Series C-1 Preferred Operating Partnership Units and $6.4 million in cash.

      (C) Reflects the reclassification of the equity investment in the original 40% interest in Two Park Avenue into its balance sheet components.

      (D) To record the acquisition of 888 Seventh Avenue for approximately $100 million, consisting of $45 million of cash from borrowings under the revolving credit facility and $55 million of assumed debt.

      (E) Reflects borrowings under the revolving credit facility to fund the cash portion of the purchase price.

Pro Forma September 30, 1998 Income Statement:

      (F) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

      (G) To eliminate revenues and expenses of non-real estate operations of the Market Square Complex.

      (H) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP and Market Square income statements.

      (I) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in Vornado's historical income statement.

      (J) To record interest expense from assumed debt, at applicable rates, and from borrowings on the revolving credit facility used to finance the cash portion of the acquisitions of the Mendik RELP Properties, 689 Fifth Avenue and 888 Seventh Avenue at an assumed borrowing rate of 6.5%.

      (K)   To eliminate historical minority interest in the Mendik RELP.

      (L)   To record minority interest in income from acquisitions.

Pro Forma December 31, 1997 Income Statement:

      (M) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

      (N) To eliminate revenues and expenses of non-real estate operations of the Market Square Complex.

      (O) To eliminate gain relating to the Mendik RELP properties which would not be a part of the proposed future operations of the properties being acquired.

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

      (P) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP and Market Square income statements.

      (Q) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in Vornado's historical income statement.

      (R) To record interest expense from assumed debt, at applicable rates, and from borrowings on the revolving credit facility used to finance the cash portion of the acquisitions of the Mendik RELP Properties, 689 Fifth Avenue and 888 Seventh Avenue at an assumed borrowing rate of 6.5%.

      (S)   To eliminate historical minority interest in the Mendik RELP.

      (T)   To record minority interest in income from acquisitions.

                              VORNADO REALTY TRUST


                                   SIGNATURES






              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               VORNADO REALTY TRUST
                                           ----------------------------------
                                                 (Registrant)




Date: February 24, 1999                          /s/ Irwin Goldberg
                                           ----------------------------------
                                                  IRWIN GOLDBERG
                                                  Vice President,
                                                Chief Financial Officer

                                INDEX TO EXHIBITS


       EXHIBIT NO.                        EXHIBIT

          10.1 Item 1 of Form 10-Q of Mendik Real Estate Limited Partnership for the nine months ended September 30, 1998 (incorporated by reference to Exhibit 10.1 to the Prior 8-K)
          23.1          Consent of Friedman Alpren & Green LLP (incorporated by
                        reference to Exhibit 23.1 to the Prior 8-K)
          23.2          Consent of Sharrard, McGee & Co., P.A. (incorporated by
                        reference to Exhibit 23.2 to the Prior 8-K)
          23.3 Consent of KPMG Peat Marwick LLP (incorporated by reference to Exhibit 23.3 to the Prior 8-K)
          23.4 Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23.4 to the Prior 8-K)